UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

POST-EFFECTIVE AMENDMENT TO FORM S-8

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933

CCC INFORMATION SERVICES GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	54-1242469
(State or other jurisdiction of Incorporation)	(IRS Employer Identification No.)

World Trade Center Chicago

444 Merchandise Mart

Chicago, Illinois 60654

(Address of Principal Executive Offices, including zip code)

CCC Information Services Group Inc.

2000 Stock Incentive Plan

(an amendment and restatement of the 1997 Stock Option Plan)

(Full Title of the Plan)

Peter J. Falconer

Assistant General Counsel & Assistant Secretary

World Trade Center Chicago

444 Merchandise Mart

Chicago, Illinois 60654

312-222-4636

(Name, address and telephone number, including area code, of agent for service)

DEREGISTRATION OF SECURITIES

This Post-Effective Amendment relates to the Registration Statement on Form S-8, Registration No. 333-51328, filed on December 6, 2000, pertaining to CCC Information Services Group Inc. Common Stock.

The undersigned Registrant hereby removes and withdraws from registration all securities registered pursuant to this Registration Statement which remain unissued.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478 thereunder, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 10, 2006

CCC INFORMATION SERVICES GROUP INC.

By:	/s/ Peter J. Falconer
Peter J. Falconer
Assistant General Counsel & Assistant Secretary